UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 4, 2013

Dollar General Corporation
(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Mission Ridge Goodlettsville, Tennessee		37072
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective November 4, 2013, Dollar General Corporation (the “Company”) named Todd J. Vasos its Chief Operating Officer with responsibility for Store Operations, Merchandising and Supply Chain. A news release regarding this appointment, as well as related organizational enhancements, is attached hereto as Exhibit 99.

Mr. Vasos, 52, has served as Executive Vice President, Division President and Chief Merchandising Officer since he joined the Company in December 2008. Prior to joining the Company, Mr. Vasos served in executive positions with Longs Drug Stores Corporation, a California-based pharmacy chain acquired by CVS in 2008, for 7 years, including Executive Vice President and Chief Operating Officer (February 2008 through November 2008) and Senior Vice President and Chief Merchandising Officer (2001-2008), where he was responsible for all pharmacy and front-end marketing, merchandising, procurement, supply chain, advertising, store development, store layout and space allocation, and the operation of three distribution centers. He also previously served in leadership positions at Phar-Mor Food and Drug Inc. and Eckerd Drug Corp.

Subject to approval by the Company’s Compensation Committee which will be sought on December 3, 2013, Mr. Vasos’ annual base salary is expected to increase from $687,107 to $750,000, effective November 4, 2013, in connection with his promotion. Additional modifications to Mr. Vasos’ compensation are anticipated to be considered at the December 3, 2013 meeting. The Company also expects to enter into an amendment to Mr. Vasos’ employment agreement in connection with his promotion. The Company plans to file an amendment to this Current Report on Form 8-K to report any such compensation modifications and amendment to Mr. Vasos’ employment agreement.

Disclosure regarding various transactions with Mr. Vasos are set forth under the caption “Transactions with Management and Others” in the Company’s definitive proxy statement for the Company’s annual meeting of shareholders held on May 29, 2013, filed with the Securities and Exchange Commission on April 11, 2013.

ITEM 8.01

OTHER EVENTS.

The Company appointed David D’Arezzo as its Executive Vice President and Chief Merchandising Officer to fill the vacancy caused by the promotion of Mr. Vasos as described in Item 5.02 above.  The news released attached as Exhibit 99 contains further information regarding the Company’s organizational enhancements.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Financial statements of businesses acquired.  N/A

(b)

Pro forma financial information.  N/A

(c)

Shell company transactions.  N/A

(d)

Exhibits.  See Exhibit Index immediately following the signature page hereto.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2013	DOLLAR GENERAL CORPORATION

	By:	/s/ Rhonda M. Taylor
Rhonda M. Taylor
Senior Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description

99	News release dated November 4, 2013

3

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